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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 2005



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                        1-16383             95-4352386
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                            Identification No.)

                  717 Texas Avenue
                     Suite 3100
                   Houston, Texas                               77002
      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

        On October 20, 2005, the Company issued a press release with Morgan Stanley Capital Group Inc. announcing their intent to seek to procure liquefied natural gas supplies for North America. The press release is attached as Exhibit
99.1 to this report and is incorporated by reference into this Item 7.01.
Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.


Item 9.01. Financial Statements and Exhibits.

c)  Exhibits

Exhibit
Number          Description

99.1            Press Release, dated October 20, 2005 (filed herewith).




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHENIERE ENERGY, INC.


         Date:  October 20, 2005       By: /s/ Zurab Kobiashvili
                                           ---------------------------
                                           Name:    Zurab Kobiashvili
                                           Title:   Senior Vice President and
                                                    General Counsel


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EXHIBIT INDEX


Exhibit
Number            Description

99.1              Press Release, dated October 20, 2005 (filed herewith).